UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2009

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cliffs Natural Resources Inc. published a news release dated March 31, 2009 as follows:

Cliffs Natural Resources Inc. Common Shares Approved for Listing
on NYSE Euronext Paris

CLEVELAND–March 31, 2009–Cliffs Natural Resources Inc. (NYSE: CLF) today announced that the French Autorité des marchés financiers (AMF) has approved the Company’s prospectus for admission of its common shares to listing and trading on the Professional Segment of NYSE Euronext Paris ("Euronext"), and has granted visa number 09-071, dated March 31, 2009, on the prospectus. This prospectus has been prepared by Cliffs Natural Resources Inc. and its signatory accepts the responsibility for its contents. The attention of investors is drawn to the risk factors described in the prospectus. On March 30, 2009, Euronext approved Cliffs’ application for listing and trading of its common shares on Euronext.

Copies of this prospectus may be obtained free of charge from Cliffs Natural Resources Inc. at 200 Public Square, STE 3300, Cleveland, Ohio, 44114, U.S.A., and from its paying agent in France, Société Générale – Titres et Bourse (Postal address: 32, rue du Champ de Tir, BP 81236, 44312 Nantes Cedex 3, France). The prospectus is also available on Cliffs’ website at www.cliffsnaturalresources.com and on the AMF website at www.amf-france.org.

Cliffs’ shares are scheduled to begin trading on Euronext on April 6, 2009. The Company’s common shares will trade under the symbol "CLF" and be denominated in Euros on the Paris venue. This listing will not alter Cliffs’ share count, capital structure, or current stock-listings on the New York Stock Exchange and the Chicago Stock Exchange, where Cliffs also trades under the symbol "CLF".

To be added to Cliffs Natural Resources’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html

About Cliffs Natural Resources Inc.
Cliffs Natural Resources Inc. (NYSE: CLF) is an international mining and natural resources company. The Company has a $1.88 billion (€ 1.42 billion) market capitalization as of March 30, 2009, and at year-end Dec. 31, 2008, had $3.6 billion in revenues and $940 million in operating income. We are the largest producer of iron ore pellets in North America, a major supplier of direct-shipping lump and fines iron ore out of Australia and a significant producer of metallurgical coal. With core values of environmental and capital stewardship, our colleagues across the globe endeavor to provide all stakeholders operating and financial transparency as embodied in the Global Reporting Initiative (GRI) framework. Our Company is organized through three geographic business units:

The North American business unit is comprised of six iron ore mines owned or managed in Michigan, Minnesota and Eastern Canada, and two coking coal mining complexes located in West Virginia and Alabama. The Asia Pacific business unit is comprised of two iron ore mining complexes in Western Australia and a 45% economic interest in a coking and thermal coal mine in Queensland, Australia. The Latin American business unit includes a 30% interest in the Amapá Project, an iron ore project in the state of Amapá in Brazil, as well as a number of smaller greenfield projects not yet in production.

Over recent years, Cliffs has been actively executing a strategy designed to achieve scale in the mining industry and focused on serving the world’s largest and fastest growing steel markets.

News releases and other information on the Company are available on the Internet at:
http://www.cliffsnaturalresources.com or
www.cliffsnaturalresources.com/Investors/Pages/default.aspx?b=1041&1=1

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
This news release contains predictive statements that are intended to be made as "forward-looking" within the safe harbor protections of the Private Securities Litigation Reform Act of 1995. Although the Company believes that its forward-looking statements are based on reasonable assumptions, such statements are subject to risk and uncertainties.

Actual results may differ materially from such statements for a variety of reasons, including: the lack of an effective and viable trading market for the Company's shares on NYSE Euronext Paris; the impact of the global economic crisis on the North American and global integrated steel industry; the length and extent of any potential and current production curtailments at both our customer's facility and at our iron ore and coal mining operations; changes in the sales volumes or mix; the impact of any decreases in international prices for iron ore and/or metallurgical coal resulting from the global economic crisis; the impact of price-adjustment factors on the Company's sales contracts; changes in demand for iron ore pellets by North American integrated steel producers, or changes in Asian iron ore demand due to changes in steel utilization rates, operational factors, electric furnace production or imports into the United States and Canada of semi-finished steel or pig iron; the impact of consolidation and rationalization in the steel industry; availability of capital equipment and component parts; availability of float capacity; the impact of the global economic crisis on our ability to maintain adequate liquidity and on our ability to access capital markets; changes in the financial condition of the Company's partners and/or customers; rejection of major contracts and/or venture agreements by customers and/or participants under provisions of the U.S. Bankruptcy Code or similar statutes in other countries; events or circumstances that could impair or adversely impact the viability of a mine and the carrying value of associated assets; inability to achieve expected production levels; reductions in current resource estimates; impacts of increasing governmental regulation including failure to receive or maintain required environmental permits; problems with productivity, third party contractors, labor disputes, weather conditions, fluctuations in ore grade, tons mined, changes in cost factors including energy costs, transportation, mine closure obligations and employee benefit costs; the ability to identify, acquire and integrate strategic acquisition candidates; risks associated with operations in multiple countries and the effect of these various risks on the Company's future cash flows, debt levels, liquidity and financial position.

Reference is also made to the detailed explanation of the many factors and risks that may cause such predictive statements to turn out differently, set forth in the Company's Annual Report and Reports on Form 10-K, Form 10-Q and previous news releases filed with the Securities and Exchange Commission, which are publicly available on Cliffs Natural Resources' website. The information contained in this document speaks as of the date of this news release and may be superseded by subsequent events.

CONTACTS:
United States
Steve Baisden
Director, Investor Relations and Corporate Communications
+ 1 (216) 694-5280
steve.baisden@cliffsnr.com
France
NewCap
Financial Communication and Investor Relations
Simon Zaks / Pierre Laurent
+ 33 (0)1 44 71 94 94
szaks@newcap.fr / plaurent@newcap.fr

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

April 1, 2009	By:	Traci L. Forrester

Name: Traci L. Forrester
Title: Assistant Secretary